                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 June 18, 2002


                           Weirton Steel Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-10244                 06-1075442
          --------                       -------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


        400 Three Springs Drive
        Weirton, West Virginia                          26062-4989
        -----------------------                         ----------
(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code: (304) 797-2000

Item 5.     Other Events

            On June 18, 2002, Weirton Steel Corporation (the "Company") completed the exchange offers relating to a total of approximately $300 million of three issues of its publicly held long-term debt. The Company offered to exchange up to $134.2 million in aggregate principal amount of new 10% Senior Secured Notes due 2008 and shares of new Series C Convertible Redeemable Preferred Stock for all of its outstanding unsecured 11 3/8% Senior Notes due 2004 ("2004 Notes") and 10 3/4% Senior Notes due 2005 ("2005 Notes"). The City of Weirton offered, at the Company's request, to exchange all of its outstanding Series 1989 Pollution Control Revenue Refunding Bonds ("Series 1989 Bonds") for new Series 2002 Secured Pollution Control Revenue Refunding Bonds ("Series 2002 Bonds"), which are secured on a parity with the Company's new 10% Senior Secured Notes due 2008.

            The Company accepted tenders of approximately 87% in the aggregate of its outstanding notes and bonds. Approximately 90% of the Company's 2004 Notes, 87% of its 2005 Notes and 81% of the Series 1989 Bonds were exchanged. The principal amount of 2004 Notes, 2005 Notes and Series 1989 Bonds outstanding prior to the exchange offers, tendered in the exchange offers and remaining outstanding are as follows:

                                           Outstanding     Tendered      Outstanding
                                            prior to         for           after
(dollars in millions)                       exchange      exchange        exchange

2004 Notes                                   $122.7         $110.1         $ 12.6
2005 Notes                                    121.3          104.9           16.4
Series 1989 Bonds                              56.3           45.6           10.7
                                             ------         ------         ------

Total                                        $300.3         $260.6         $ 39.7
                                             ======         ======         ======


            The Company issued $118.2 million in principal amount of new 10% Senior Secured Notes due 2008 and 1,934,874 shares of Series C Convertible Redeemable Preferred Stock in exchange for the tendered 2004 Notes and 2005 Notes. The City of Weirton issued $27.3 million in principal amount of new Series 2002 Bonds in exchange for the tendered Series 1989 Bonds.

            The press releases of the Company dated June 13 and 19, 2002 with respect to the completion of the exchange offers are included as exhibits hereto and are incorporated by reference herein in their entirety.

Item 7.     Financial Statements and Exhibits.

            (a)   Financial Statements of businesses acquired.

                           Not applicable.

            (b)   Pro forma financial information.

                           Not applicable.

            (c)   Exhibits.  The following exhibits are
filed with this Current Report on Form 8-K:

Exhibit No.                               Description
-----------                               -----------

     3.1 Certificate of the Designation, Powers, Preferences and Rights of the Convertible Redeemable Preferred Stock Series C (filed herewith).

     4.1 Indenture, dated as of June 18, 2002, between the Company and J.P. Morgan Trust Company, National Association, as trustee, relating to the Company's 10% Senior Secured Notes due 2008 (filed herewith).

     4.2 Form of the Company's 10% Senior Secured Notes due 2008 (incorporated by reference as an exhibit to Exhibit 4.1 filed herewith).

     4.3 Indenture of Trust, dated as of June 18, 2002, between the City of Weirton, West Virginia and J.P. Morgan Trust Company, as trustee, relating to the City's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (filed herewith).

     4.4 Form of the City's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (incorporated by reference as an exhibit to Exhibit 4.3 filed herewith).

     4.5 Agreement, dated as of June 18, 2002, between the Company and the City of Weirton, West Virginia, as issuer, relating to the City's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (filed herewith).

     4.6 Intercreditor Agreement, dated as of June 18, 2002, among J.P. Morgan Trust

Exhibit No.                               Description
-----------                               -----------

          Company, National Association, as collateral agent, J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, J.P. Morgan Trust Company, National Association, as trustee with respect to the City of Weirton, West Virginia's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, and Fleet Capital Corporation, as agent (filed herewith).

     4.7 Collateral Agency and Second Lien Intercreditor Agreement, dated as of June 18, 2002, among J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, J.P. Morgan Trust Company, National Association, as trustee with respect to the City of Weirton, West Virginia's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 and J.P. Morgan Trust Company, National Association, as collateral agent (filed herewith).

     4.8 Security Agreement, dated as of June 18, 2002, by the Company for the benefit of J. P. Morgan Trust Company, as trustee with respect to the Company's 10% Senior Secured Notes due 2008 and the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (filed herewith).

     4.9 Deed of Trust, made as of June 18, 2002, by the Company to Joyce Ofsa for the benefit of J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, and the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, relating to the Company's tin mill site (filed herewith).

     4.10 Deed of Trust, made as of June 18, 2002, by the Company to Joyce Ofsa for the benefit of J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, and the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, relating to the Company's hot mill site (filed herewith)

     4.11 Deed of Trust, made as of June 18, 2002, by the Company to Joyce Ofsa for the benefit of J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, and the City of

Exhibit No.                               Description
-----------                               -----------


          Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, relating to the Company's tandem mill site (filed herewith).

     4.12 Assignment and Transfer of Deeds of Trust and Security Agreement, made as of June 18, 2002, by the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, for the benefit of J.P. Morgan Trust Company, National Association, as trustee with respect to the City's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (filed herewith).

     4.13 Credit Line Deed of Trust, made as of June 18, 2002, by the Company to Mary Clare Eros for the benefit of Fleet Capital Corporation, as agent, relating to the Company's tin mill site (filed herewith).

     4.14 Credit Line Deed of Trust, made as of June 18, 2002, by the Company to Mary Clare Eros for the benefit of Fleet Capital Corporation, as agent, relating to the Company's hot mill site (filed herewith).

     4.15 Amended and Restated Credit Line Deed of Trust, made as of June 18, 2002, by the Company to Mary Clare Eros for the benefit of Fleet Capital Corporation, as agent, relating to the Company's tandem mill site (filed herewith).

     4.16 First Supplemental Indenture, dated as of June 18, 2002, between the Company and Deutsche Bank Trust Company Americas, as trustee, relating to the Company's 11-3/8% Senior Notes due 2004 (filed herewith).

     4.17 Second Supplemental Indenture, dated as of June 18, 2002, between the Company and Deutsche Bank Trust Company Americas, as trustee, relating to the Company's 10-3/4% Senior Notes due 2005 (filed herewith).

     4.18 Amendment Number 1 to Loan Agreement, dated as of June 18, 2002, between the Company and the City of Weirton, West Virginia, as issuer, relating to the City's Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 1989 (filed herewith).

     10.1 Amended and Restated Loan and Security Agreement, dated as of May 3, 2002,

Exhibit No.                               Description
-----------                               -----------


          among the Company, various lenders party thereto, and Fleet Capital Corporation, as agent for the lenders (filed herewith).

     10.2 First Amendment to the Amended and Restated Loan and Security Agreement, dated as of June 10, 2002 among the Company, various lenders party thereto, and Fleet Capital Corporation, as agent for the lenders (filed herewith).

     10.3 Second Amendment to the Amended and Restated Loan and Security Agreement, dated as of June 18, 2002, among the Company, various lenders party thereto, and Fleet Capital Corporation, as agent for the lenders (filed herewith).

     99.1 Press Release dated June 13, 2002 (filed herewith).

     99.2 Press Release dated June 19, 2002 (filed herewith).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 1, 2002                           WEIRTON STEEL CORPORATION



                                               By: /s/ Mark E. Kaplan
                                                  -----------------------------
                                                  Mark E. Kaplan
                                                  Senior Vice President -
                                                   Finance & Administration

                                 EXHIBIT INDEX


     Exhibit No.                          Description
     -----------                          -----------

         3.1 Certificate of the Designation, Powers, Preferences and Rights of the Convertible Redeemable Preferred Stock Series C (filed herewith).

         4.1 Indenture, dated as of June 18, 2002, between the Company and J.P. Morgan Trust Company, National Association, as trustee, relating to the Company's 10% Senior Secured Notes due 2008 (filed herewith).

         4.2 Form of the Company's 10% Senior Secured Notes due 2008 (incorporated by reference as an exhibit to Exhibit 4.1 filed herewith).

         4.3 Indenture of Trust, dated as of June 18, 2002, between the City of Weirton, West Virginia and J.P. Morgan Trust Company, as trustee, relating to the City's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (filed herewith).

         4.4 Form of the City's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (incorporated by reference as an exhibit to Exhibit 4.3 filed herewith).

         4.5 Agreement, dated as of June 18, 2002, between the Company and the City of Weirton, West Virginia, as issuer, relating to the City's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (filed herewith).

         4.6 Intercreditor Agreement, dated as of June 18, 2002, among J.P. Morgan Trust Company, National Association, as collateral agent, J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, J.P. Morgan Trust Company, National Association, as trustee with respect to the City of Weirton, West Virginia's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, and Fleet Capital Corporation, as agent (filed herewith).

         4.7 Collateral Agency and Second Lien Intercreditor Agreement, dated as of June 18, 2002, among J.P. Morgan Trust Company, National Association, as

     Exhibit No.                          Description
     -----------                          -----------

                  trustee with respect to the Company's 10% Senior Secured Notes due 2008, J.P. Morgan Trust Company, National Association, as trustee with respect to the City of Weirton, West Virginia's Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 and J.P. Morgan Trust Company, National Association, as collateral agent (filed herewith).

         4.8 Security Agreement, dated as of June 18, 2002, by the Company for the benefit of J. P. Morgan Trust Company, as trustee with respect to the Company's 10% Senior Secured Notes due 2008 and the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (filed herewith).

         4.9 Deed of Trust, made as of June 18, 2002, by the Company to Joyce Ofsa for the benefit of J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, and the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, relating to the Company's tin mill site (filed herewith).

         4.10 Deed of Trust, made as of June 18, 2002, by the Company to Joyce Ofsa for the benefit of J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, and the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, relating to the Company's hot mill site (filed herewith)

         4.11 Deed of Trust, made as of June 18, 2002, by the Company to Joyce Ofsa for the benefit of J.P. Morgan Trust Company, National Association, as trustee with respect to the Company's 10% Senior Secured Notes due 2008, and the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, relating to the Company's tandem mill site (filed herewith).

         4.12 Assignment and Transfer of Deeds of Trust and Security Agreement, made as of June 18, 2002, by the City of Weirton, West Virginia, as issuer of its Secured Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002, for the benefit of J.P. Morgan Trust Company, National Association, as trustee with respect to the City's Secured Pollution Control

     Exhibit No.                          Description
     -----------                          -----------

                  Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 2002 (filed herewith).

         4.13 Credit Line Deed of Trust, made as of June 18, 2002, by the Company to Mary Clare Eros for the benefit of Fleet Capital Corporation, as agent, relating to the Company's tin mill site (filed herewith).

         4.14 Credit Line Deed of Trust, made as of June 18, 2002, by the Company to Mary Clare Eros for the benefit of Fleet Capital Corporation, as agent, relating to the Company's hot mill site (filed herewith).

         4.15 Amended and Restated Credit Line Deed of Trust, made as of June 18, 2002, by the Company to Mary Clare Eros for the benefit of Fleet Capital Corporation, as agent, relating to the Company's tandem mill site (filed herewith).

         4.16 First Supplemental Indenture, dated as of June 18, 2002, between the Company and Deutsche Bank Trust Company Americas, as trustee, relating to the Company's 11-3/8% Senior Notes due 2004 (filed herewith).

         4.17 Second Supplemental Indenture, dated as of June 18, 2002, between the Company and Deutsche Bank Trust Company Americas, as trustee, relating to the Company's 10-3/4% Senior Notes due 2005 (filed herewith).

         4.18 Amendment Number 1 to Loan Agreement, dated as of June 18, 2002, between the Company and the City of Weirton, West Virginia, as issuer, relating to the City's Pollution Control Revenue Refunding Bonds (Weirton Steel Corporation Project) Series 1989 (filed herewith).

         10.1 Amended and Restated Loan and Security Agreement, dated as of May 3, 2002, among the Company, various lenders party thereto, and Fleet Capital Corporation, as agent for the lenders (filed herewith).

         10.2 First Amendment to the Amended and Restated Loan and Security Agreement, dated as of June 10, 2002 among the Company, various lenders party thereto, and Fleet Capital Corporation, as agent for the lenders (filed herewith).

         10.3 Second Amendment to the Amended and Restated Loan and Security Agreement, dated as of June 18, 2002, among the Company, various lenders

     Exhibit No.                          Description
     -----------                          -----------

                  party thereto, and Fleet Capital Corporation, as agent for the lenders (filed herewith).

         99.1     Press Release dated June 13, 2002 (filed herewith).

         99.2     Press Release dated June 19, 2002 (filed herewith).